[LOGO] STATE STREET(R)
       Serving Institutional Investors Worldwide(Service Mark)

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                                  Payment Date: January 18, 2000
                                                  Record Date: December 31, 1999

State Street Corporation
Corporate Trust
2 Avenue de Lafayette
Boston, MA  02111-1724

Trustee's Report to Certificateholders
Table of Content
--------------------------------------------------------------------------------
Report Sections                         Preparer     Page Number
---------------                         --------     -----------
Distribution Date Statement             Trustee         1 - 6
Loan Schedule                           Trustee         7 - 11
Loan Portfolio Stratifications          Trustee        12 - 13
REO Status Report                       Servicer          14
Watch List                              Servicer          15
Delinquent Loan Status                  Servicer       16 - 17
Historical Loan Modification Report     Servicer          18
Historical Liquidation Report           Servicer          19
Comparative Financial Report            Servicer       20 - 27
--------------------------------------------------------------------------------

Additional Report/File
--------------------------------------------------------------------------------
CSSA Periodic Loan Update File          Servicer     Delivery Through Web Site
Operating Statement Analysis            Servicer     Upon Reqest
NOI Adjustment Worksheet                Servicer     Upon Reqest
--------------------------------------------------------------------------------

State Street Information Delivery Vehicles
--------------------------------------------------------------------------------
Web Site:                                http://corporatetrust.statestreet.com
For other information delivery requests: informationdelivery@fmg-statestreet.com
--------------------------------------------------------------------------------

Deal-Specific Contacts
---------------------------------------------------------------------------------------------
Account Officer (trustee and paying agent questions):         David Shepherd   (617) 662-1327
Account Administrator (analytics and collateral questions):   Lai Yee Yuen     (617) 662-1302
Servicer                  The Chase Manhattan Bank                             (212) 622-3009
Special Servicer          Orix Real Estate Capital Markets                     (214) 290-2489
---------------------------------------------------------------------------------------------

Rating Agency Contacts
------------------------------------------------------------------------------------------------------------------
Duffs & Phelps Rating Co.   Fitch IBCA, Inc.         Moody's Investors Service   Standard & Poor's Rating Services
55 East Monroe Street       One State Street Plaza   99 Church Street            26 Brookway
Chicago, Illinois 60603     New York, NY 10004       New York, NY 10007          New York, NY 10007
(312) 368-3100              (212) 908-0500           (212) 553-0300              (212) 208-8000
------------------------------------------------------------------------------------------------------------------

This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer soley as a convience for the user, and should not be reiled upon withour further investigation by any user contemplating an investment decision with repsect to the related securities.

[LOGO] STATE STREET(Registered)
       Serving Institutional Investors Worldwide(Service Mark)

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                                  Payment Date: January 18, 2000
                                                  Record Date: December 31, 1999

Trustee's Report to Certificateholders
Payment Summary
---------------------------------------------------------------------------------------------------------------------------------
                    Pass-Through   Interest        Original           Beginning        Principal      Interest          Total
Class     CUSIP         Rate         Type          Balance             Balance            Paid          Paid             Paid
---------------------------------------------------------------------------------------------------------------------------------
 A-1    161582AA9      7.1340%        Fixed    $210,400,000.00     $206,548,827.88    $770,670.39   $1,227,932.78   $1,998,603.17
 A-2    161582AB7      7.4390%        Fixed    $816,865,579.00     $816,865,579.00          $0.00   $5,063,885.87   $5,063,885.87
  B     161582AD3      7.6190%        Fixed     $76,870,213.00      $76,870,213.00          $0.00     $488,061.79     $488,061.79
  C     161582AE1      7.6250%        Fixed     $62,893,811.00      $62,893,811.00          $0.00     $399,637.76     $399,637.76
  D     161582AF8      7.6250%        Fixed     $20,964,604.00      $20,964,604.00          $0.00     $133,212.59     $133,212.59
  E     161582AG6      7.7997%     Variable     $48,917,408.00      $48,917,408.00          $0.00     $317,952.27     $317,952.27
  F     161582AH4      7.7997%     Variable     $17,470,503.00      $17,470,503.00          $0.00     $113,554.38     $113,554.38
  G     161582AJ0      6.4000%        Fixed     $59,399,711.00      $59,399,711.00          $0.00     $316,798.46     $316,798.46
  H     161582AK7      6.4000%        Fixed     $10,482,302.00      $10,482,302.00          $0.00      $55,905.61      $55,905.61
  I     161582AL5      6.4000%        Fixed     $10,482,301.00      $10,482,301.00          $0.00      $55,905.61      $55,905.61
  J     161582AM3      6.4000%        Fixed     $20,964,604.00      $20,964,604.00          $0.00     $111,811.22     $111,811.22
  K     161582AN1      6.4000%        Fixed      $6,988,201.00       $6,988,201.00          $0.00      $37,270.41      $37,270.41
  L     161582AP6      6.4000%        Fixed      $8,735,252.00       $8,735,252.00          $0.00      $46,588.01      $46,588.01
  M     161582AQ4      6.4000%        Fixed     $26,205,752.00      $26,205,752.00          $0.00     $139,763.48     $139,763.48
 X*     161582AC5      0.5244%     Variable  $1,397,640,241.00   $1,393,789,068.88          $0.00     $609,112.61     $609,112.61
  R        N/A         0.0000%     Residual              $0.00               $0.00          $0.00           $0.00           $0.00
---------------------------------------------------------------------------------------------------------------------------------
* Based on a Notional Balance       Totals:  $1,397,640,241.00   $1,393,789,068.88    $770,670.39   $9,117,392.85   $9,888,063.24
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------
                          Ending
Class     CUSIP          Balance
-------------------------------------
 A-1    161582AA9    $205,778,157.49
 A-2    161582AB7    $816,865,579.00
   B    161582AD3     $76,870,213.00
   C    161582AE1     $62,893,811.00
   D    161582AF8     $20,964,604.00
   E    161582AG6     $48,917,408.00
   F    161582AH4     $17,470,503.00
   G    161582AJ0     $59,399,711.00
   H    161582AK7     $10,482,302.00
   I    161582AL5     $10,482,301.00
   J    161582AM3     $20,964,604.00
   K    161582AN1      $6,988,201.00
   L    161582AP6      $8,735,252.00
   M    161582AQ4     $26,205,752.00
  X*    161582AC5  $1,393,018,398.49
   R          N/A              $0.00
-------------------------------------
* Based on a
  Notional         $1,393,018,398.49
-------------------------------------

Distributions per Certificate
---------------------------------------------------------------------------
           Beginning       Principal          Interest          Ending
Class   Certif. Factor   Distribution(1)   Distribution(1)   Certif. Factor
---------------------------------------------------------------------------
 A-1      0.981695950      3.6628821       5.836182414       0.978033068
 A-2      1.000000000      0.0000000       6.199166669       1.000000000
   B      1.000000000      0.0000000       6.349166614       1.000000000
   C      1.000000000      0.0000000       6.354166708       1.000000000
   D      1.000000000      0.0000000       6.354166766       1.000000000
   E      1.000000000      0.0000000       6.499777543       1.000000000
   F      1.000000000      0.0000000       6.499777368       1.000000000
   G      1.000000000      0.0000000       5.333333356       1.000000000
   H      1.000000000      0.0000000       5.333333270       1.000000000
   I      1.000000000      0.0000000       5.333333779       1.000000000
   J      1.000000000      0.0000000       5.333333270       1.000000000
   K      1.000000000      0.0000000       5.333334001       1.000000000
   L      1.000000000      0.0000000       5.333333257       1.000000000
   M      1.000000000      0.0000000       5.333313083       1.000000000
  X*      0.997244518      0.0000000       0.435815020       0.996693110
   R              N/A            N/A               N/A               N/A
---------------------------------------------------------------------------

(1) represents net payment per certificate

[LOGO] STATE STREET(Registered)
       Serving Institutional Investors Worldwide(Service Mark)

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                                  Payment Date: January 18, 2000
                                                  Record Date: December 31, 1999

Trustee's Report to Certificateholders
Principal Detail
--------------------------------------------------------------------------------------------------------------
              Beginning        Scheduled    Unscheduled   Other Principal/   Total Principal  Realized Losses/
 Class         Balance         Principal     Principal    Cash Adjustments   Distrib. Amount    Balance Adj.
--------------------------------------------------------------------------------------------------------------
  A-1      $206,548,827.88    $770,670.39      $0.00           $0.00           $770,670.39         $0.00
  A-2      $816,865,579.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    B       $76,870,213.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    C       $62,893,811.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    D       $20,964,604.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    E       $48,917,408.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    F       $17,470,503.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    G       $59,399,711.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    H       $10,482,302.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    I       $10,482,301.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    J       $20,964,604.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    K        $6,988,201.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    L        $8,735,252.00          $0.00      $0.00           $0.00                 $0.00         $0.00
    M       $26,205,752.00          $0.00      $0.00           $0.00                 $0.00         $0.00
   X*    $1,393,789,068.88          $0.00      $0.00           $0.00                 $0.00         $0.00
    R                $0.00          $0.00      $0.00           $0.00                 $0.00         $0.00
--------------------------------------------------------------------------------------------------------------
Totals:  $1,393,789,068.88    $770,670.39      $0.00           $0.00           $770,670.39         $0.00
         -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
               Reimbursement of              Ending           Cumulative
 Class    Prior loss/additional exp.        Balance        Realized Losses
--------------------------------------------------------------------------
  A-1               $0.00                $205,778,157.49        $0.00
  A-2               $0.00                $816,865,579.00        $0.00
    B               $0.00                 $76,870,213.00        $0.00
    C               $0.00                 $62,893,811.00        $0.00
    D               $0.00                 $20,964,604.00        $0.00
    E               $0.00                 $48,917,408.00        $0.00
    F               $0.00                 $17,470,503.00        $0.00
    G               $0.00                 $59,399,711.00        $0.00
    H               $0.00                 $10,482,302.00        $0.00
    I               $0.00                 $10,482,301.00        $0.00
    J               $0.00                 $20,964,604.00        $0.00
    K               $0.00                  $6,988,201.00        $0.00
    L               $0.00                  $8,735,252.00        $0.00
    M               $0.00                 $26,205,752.00        $0.00
   X*               $0.00              $1,393,018,398.49        $0.00
    R               $0.00                          $0.00        $0.00
--------------------------------------------------------------------------
Totals:             $0.00              $1,393,018,398.49        $0.00
          ----------------------------------------------------------------

Interest Detail
------------------------------------------------------------------------------------------------------------------------
               Accrued       Beg. Unpaid     Prepayment     Current Interest   Prepayment Premium/   Deferred    Excess
 Class    Certif. Interest    Interest     Int. Shortfall      Shortfalls       Yield Maintenance    Interest   Interest
------------------------------------------------------------------------------------------------------------------------
  A-1       $1,227,932.78       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
  A-2       $5,063,885.87       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    B         $488,061.79       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    C         $399,637.76       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    D         $133,212.59       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    E         $317,952.27       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    F         $113,554.38       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    G         $316,798.46       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    H          $55,905.61       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    I          $55,905.61       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    J         $111,811.22       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    K          $37,270.41       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    L          $46,588.01       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    M         $139,764.01       $0.14           $0.00            $0.53                $0.00           $0.00      $0.00
   X*         $609,112.61       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
    R               $0.00       $0.00           $0.00            $0.00                $0.00           $0.00      $0.00
------------------------------------------------------------------------------------------------------------------------
Totals:     $9,117,393.38       $0.14           $0.00            $0.53                $0.00           $0.00      $0.00
          --------------------------------------------------------------------------------------------------------------

---------------------------------------------
          Total Interest      Cum. Unpaid
 Class    Distr. Amount    Interest Shortfall
---------------------------------------------
  A-1     $1,227,932.78          $0.00
  A-2     $5,063,885.87          $0.00
    B       $488,061.79          $0.00
    C       $399,637.76          $0.00
    D       $133,212.59          $0.00
    E       $317,952.27          $0.00
    F       $113,554.38          $0.00
    G       $316,798.46          $0.00
    H        $55,905.61          $0.00
    I        $55,905.61          $0.00
    J       $111,811.22          $0.00
    K        $37,270.41          $0.00
    L        $46,588.01          $0.00
    M       $139,763.48          $0.67
   X*       $609,112.61          $0.00
    R             $0.00          $0.00
---------------------------------------------
Totals:   $9,117,392.85          $0.67
          -----------------------------------

[LOGO] STATE STREET(Registered)
       Serving Institutional Investors Worldwide(Service Mark)

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                                  Payment Date: January 18, 2000
                                                  Record Date: December 31, 1999

Trustee's Report to Certificateholders

Delinquency Statistics
                    ------------------------------------------------------------
                    One Month   Two Months   Three+Months   Foreclosures   Total
--------------------------------------------------------------------------------
# of Loans               0            0             0              0           0
--------------------------------------------------------------------------------
Ending APB            0.00         0.00          0.00           0.00        0.00
--------------------------------------------------------------------------------

Appraisal Reduction
                                         --------------------------------
                                         Current Total   Cumulative Total
-------------------------------------------------------------------------
Loan Number        0        0        0            0                0
-------------------------------------------------------------------------
Amount          0.00     0.00     0.00         0.00             0.00
-------------------------------------------------------------------------
ASER Date     0/0/00   0/0/00   0/0/00       0/0/00           0/0/00
-------------------------------------------------------------------------

Liquidated Mortgage Loans
----------------------------------------------------------------------------------------------------------------------
    Loan Number       Aggregate Liquidation Proceeds   Proceeds allocable to certificates   Collateral Support Deficit
----------------------------------------------------------------------------------------------------------------------
No Liquidated Loans                0.00                             0.00                                0.00
----------------------------------------------------------------------------------------------------------------------
No Liquidated Loans                0.00                             0.00                                0.00
----------------------------------------------------------------------------------------------------------------------

REO Properties (which a Final Recovery Determination has been made)
---------------------------------------------------------------------------------------------------
                          Aggregate               Proceeds               Collateral     Appraised
   Loan Number      Liquidation Proceeds   allocable to certificates  Support Deficit     Value
---------------------------------------------------------------------------------------------------
No REO Properties           0.00                     0.00                    0.00         0.00
---------------------------------------------------------------------------------------------------
No REO Properties           0.00                     0.00                    0.00         0.00
---------------------------------------------------------------------------------------------------


================================================================================
Aggregate amount of monies collected by Servicer with respect to
REO property during the Collection Period                                   0.00
================================================================================

================================================================================
Aggr. of all Liquidation Proceeds and other amt. received in
connection with Final Recovery Determination                                0.00
================================================================================

Mortgage Loans which were defeased during the related Due Period
--------------------------------------------------------------------------------
Loan Number             NA                NA                NA
--------------------------------------------------------------------------------

[LOGO] STATE STREET(Registered)
       Serving Institutional Investors Worldwide(Service Mark)

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                                  Payment Date: January 18, 2000
                                                  Record Date: December 31, 1999

Trustee's Report to Certificateholders

--------------------------------------------------------------------------------
Available Distribution Amount                                       9,888,063.24
--------------------------------------------------------------------------------

Collateral Information:
--------------------------------------------------------------------------------
                                              Current           Current
                                              Period            Period
                           Closing            Beginning         Ending
                           -------            ---------         ------
Stated Principal Balance   1,397,640,242.00   1,393,789,069.74  1,393,018,399.35
Actual Principal Balance                                        1,393,131,768.11
Loan Count                                                 205               205

Gross WAC                                             7.90878%
Net WAC                                               7.84973%
--------------------------------------------------------------------------------

Interest Reserve Account:
--------------------------------------------------------------------------------
Beginning Balance                                                           0.00
Deposits                                                                    0.00
Withdrawals                                                                 0.00
Ending Balance                                                              0.00
--------------------------------------------------------------------------------

Advances:
--------------------------------------------------------------------------------
Aggregate P&I Advances                                                      0.00
Aggregate unreimbursed P&I Advances outstanding as of close of
  business on distribution date                                             0.00
Interest accrued and payable to Master Servicer in respect of
  unreimbursed P&I Advances                                                 0.00
Interest Payable to Master Servicer on Advances                             0.00
Aggregate Amount of interest on Servicing Advances paid to the
  Special Servicer                                                          0.00
--------------------------------------------------------------------------------

Servicing and Trustee Fees:
--------------------------------------------------------------------------------
Aggregate Amount of servicing compensation paid to Master Servicer     67,416.51
Aggregate Amount of servicing compensation paid to Special Servicer         0.00
Aggregate Amount of servicing compensation paid to Sub-Servicer
  directly out of trust fund                                                0.00
Sub-Servicing Fee (included in Master Servicing Fee)                        0.00
Trustee Fees
--------------------------------------------------------------------------------

Aggregate Amount Of:
================================================================================
Liquidation Proceeds                                                        0.00
Insurance Proceeds                                                          0.00
Principal Recovery Fees                                                     0.00
Additional Trust Fund Expenses                                              0.00
Additional Interest                                                         0.00
Net Default Interest                                                        0.00
================================================================================

[LOGO] STATE STREET(Registered)
       Serving Institutional Investors Worldwide(Service Mark)

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                                  Payment Date: January 18, 2000
                                                  Record Date: December 31, 1999

Trustee's Report to Certificateholders

                                           Original/Current Ratings
----------------------------------------------------------------------------------------------------------------------------------
        Original   Current   Original Fitch   Current Fitch         Original Moody's   Current Moodys   Original S&P   Current S&P
Class      DCR       DCR                        19990925                                                                19990925
----------------------------------------------------------------------------------------------------------------------------------
 A-1                               AAA             AAA                                                      AAA            AAA
 A-2                               AAA             AAA                                                      AAA            AAA
   B                                AA              AA                                                       AA             AA
   C                                 A               A                                                        A              A
   D                                A-              A-                                                       A-             A-
   E                               BBB             BBB                                                      BBB            BBB
   F                              BBB-            BBB-                                                     BBB-           BBB-
   G                                NR              NR                                                       NR             NR
   H                                NR              NR                                                       NR             NR
   I                                NR              NR                                                       NR             NR
   J                                NR              NR                                                       NR             NR
   K                                NR              NR                                                       NR             NR
   L                                NR              NR                                                       NR             NR
   M                                NR              NR                                                       NR             NR
  X*                               AAA             AAA                                                      AAA            AAA
  R
----------------------------------------------------------------------------------------------------------------------------------

Subordinate Support Percentage & Original Class Maturity @ 0% CPR
--------------------------------------------------------------------------------
        Orig. Class Maturity   Original Subordinate   Current Subordinate
Class         @ 0% CPR          Support Percentage    Support Percentage
-----         --------          ------------------    ------------------
 A-1           8/15/2007              26.500%               26.588%
 A-2           8/15/2009              26.500%               26.588%
   B           8/15/2009              21.000%               21.070%
   C           8/15/2009              16.500%               16.555%
   D           8/15/2009              15.000%               15.050%
   E           8/15/2011              11.500%               11.538%
   F           8/15/2011              10.250%               10.284%
   G                                   6.000%                6.020%
   H                                   5.250%                5.267%
   I                                   4.500%                4.515%
   J                                   3.000%                3.010%
   K                                   2.500%                2.508%
   L                                   1.875%                1.881%
   M                                   0.000%                0.000%
  X*                                       NA                    NA
   R                                       NA                    NA
--------------------------------------------------------------------------------

Prepayment Speed History
-----------------------------------------------------------
                                       CPR
                                        %
-----------------------------------------------------------
       1 month                        0.00%
-----------------------------------------------------------
       3 month                        0.00%
-----------------------------------------------------------
       6 month                        0.00%
-----------------------------------------------------------
       12 month                       0.00%
-----------------------------------------------------------
         Life                         0.00%
-----------------------------------------------------------